U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               January 15, 2002.

                        COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                        98-0200077
--------------------------------------------------------------------------------
  (State or jurisdiction of                          (I.R.S. Employer I.D. No.)
 incorporation or organization)



                                 34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                    (Address of principal executive offices)


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant
-------------------------------------------

            Not Applicable

Item 2.    Acquisition or Disposition of Assets
-----------------------------------------------

            Not Applicable

Item 3.    Bankruptcy or Receivership
-------------------------------------

            Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant
--------------------------------------------------------

         A. On January 15, 2002, Grant Thornton LLP (The "Former Accountant") was dismissed as the independent certified public accountant for I.T. Technology, Inc. (the "Company"). The Company's decision to change accountants was approved by the Board of Directors on January 14, 2002. On January 16, 2002, the Company chose to engage the accounting firm of Weinberg and Company, P.A. to serve as independent certified public accountants. The engagement was confirmed by Weinberg and Company, P.A. on January 16, 2002. During the two fiscal years ended December 31, 2000 and 1999, and the unaudited interim period through the date of engagement, neither the Registrant nor any of its representatives sought the advice of Weinberg and Company, P.A., regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the company's financial statements, and no written or oral advice was provided by Weinberg and Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

         With the present level of activity, Management felt that it would be more economical and in their best interest to retain a local independent certified public accountant and auditor.

         The Former Accountant's report on the 2000 financial statements for the Company contained a modification as to the Company's ability to continue as a going concern.

         B. During the two fiscal years ended December 31, 2000 and 1999, and the unaudited interim period through the date of engagement, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Item  5.   Other Events and Regulation FD Disclosure
----------------------------------------------------

            Not Applicable

Item 6.    Resignations of Registrant's Directors
-------------------------------------------------

            Not Applicable

Item 7.    Financial Statements and Exhibits
--------------------------------------------


         16.1(a) Letter dated March 13, 2002 from Grant Thornton LLP regarding the disclosure in this filing on Form 8-K/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2002.

I.T. Technology, Inc.

/s/  Robert Petty
---------------------------
By: Robert Petty
President and  Chief Executive Officer